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                            DEUTSCHE ASSET MANAGEMENT

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                                  Mutual Fund
                                 Annual Report
                                October 31, 2001
                       Institutional Class I and Class II

International Equity Fund

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                                 A Member of the
                               Deutsche Bank Group

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International Equity Fund
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ....................................  3
              PERFORMANCE COMPARISON ....................................  9

              INTERNATIONAL EQUITY FUND
                 Statement of Assets and Liabilities .................... 11
                 Statement of Operations ................................ 12
                 Statements of Changes in Net Assets .................... 13
                 Financial Highlights ................................... 14
                 Notes to Financial Statements .......................... 16
                 Report of Independent Accountants ...................... 18
                 Tax Information ........................................ 18

              INTERNATIONAL EQUITY PORTFOLIO
                 Schedule of Portfolio Investments ...................... 19
                 Statement of Assets and Liabilities .................... 22
                 Statement of Operations ................................ 23
                 Statements of Changes in Net Assets .................... 24
                 Financial Highlights ................................... 25
                 Notes to Financial Statements .......................... 26
                 Report of Independent Accountants ...................... 30


                 ---------------------------------------------
   The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                 ---------------------------------------------

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International Equity Fund
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LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for the period ended October 31, 2001 for the International Equity Fund Institutional (the 'Fund'). It provides a review of the markets, the Portfolio (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
THE TRAGIC EVENTS OF SEPTEMBER 11 AND THEIR AFTERMATH ADDED NEW UNCERTAINTY TO ALREADY VOLATILE WORLD EQUITY MARKETS. WHILE IT WAS CLEAR THAT THE GLOBAL ECONOMY HAD BEGUN TO SLOW PRIOR TO THE ATTACKS, THE PROSPECT OF RECESSION IN THE LARGER G-7 1 COUNTRIES, SPECIFICALLY THE US, JAPAN AND GERMANY, BECAME INCREASINGLY REFLECTED IN MARKET PERFORMANCE. FOR THE ANNUAL PERIOD, THE MORGAN STANLEY CAPITAL INTERNATIONAL ('MSCI') EAFE INDEX PERFORMED IN LINE WITH THE US STANDARD & POOR'S ('S&P') 500 INDEX, RETURNING -24.93% VERSUS -24.91%, RESPECTIVELY.
o Even before September 11, the aggressive pace of most central banks' interest rate cuts did not sufficiently calm investors' concerns that recession could be averted, leading to the significant sell-off in virtually all world equity markets.
o Valuations in several leading equity markets, in particular those of the US and Japan, remained stretched, despite double-digit price corrections and numerous earnings downgrades. From a global context, valuations within Europe remained attractive during the fiscal year.
o Global inflation remained tame and provided some relief in the form of lower input costs for manufacturers facing a weaker demand environment. o Japan disappointed market watchers who had hoped that Prime Minister Koizumi would break with party regulars by taking the needed painful steps toward structural reform.
o Emerging markets suffered as the flight to greater safety removed liquidity from regions feeling the effects of the US economic slowdown.

TEN LARGEST STOCK HOLDINGS
 As of October 31, 2001
 (percentages are based on total net assets of total investments in the Portfolio)

  Total Fina ELF SA ............................ 2.96%
  ENI SPA ...................................... 2.75
  Aventis SA ................................... 2.50
  Vodafone Group PLC ........................... 2.43
  Elan Corp. PLCADR ............................ 2.06
  Unicredito Italiano SPA ...................... 2.02
  Tyco International Ltd. ...................... 1.97
  Banco Popular Espanol SA ....................... 1.96
  Reckitt Benckiser PLC ........................ 1.81
  Muenchener Rueckversicherungs-
     Gesellschaft AG ........................... 1.80


EUROPE
EUROPE OVERALL RETURNED -22.85% IN US DOLLAR TERMS FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2001, AS MEASURED BY THE MSCI EUROPE INDEX. IN US DOLLAR TERMS, THE MORE DEFENSIVE UK MARKET OUTPERFORMED CONTINENTAL EUROPE, RETURNING -19.41% VERSUS -27.96% FOR EUROPE EX-UK.
o Although inflation prospects improved, Europe as a whole experienced slowed economic growth.
o At the same time, the European Central Bank, unlike its counterparts, took a 'go slow' approach to interest rate cuts, compounding the European markets' disappointment.
o The euro ended the fiscal period in the middle of its trading range, still providing little indication that the currency is ready for a leading role in foreign exchange markets.

DESPITE A STRONG RALLY OFF OF THE SHARP POST-SEPTEMBER 11 SELL-OFF, EUROPEAN EQUITY MARKETS REGISTERED NEGATIVE RETURNS FOR THE ANNUAL PERIOD.
o The UK fared better than its neighbors during the annual period, primarily as a result of greater market breadth and a less strained economic environment.
o As economic deterioration accelerated, Germany's concentration of companies in the Financial, Industrial, and Information Technology industries led its equity market to fall 31.52% for the fiscal year.
o Meanwhile, the more diversified French market outperformed the MSCI Europe ex-UK Index with a 25.70% annual decline.
o Overall, peripheral European markets tended to outperform their larger peers due to company specific gains. Often, a small number of equities will tend to comprise a larger portion of such markets.

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1    The seven largest industrialized countries in the world--the US, Japan,
     Great Britain, France, Germany, Italy and Canada.

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International Equity Fund
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LETTER TO SHAREHOLDERS

     --Austria, as compared to the MSCI Europe Index, led European markets, falling 8.28% in US dollar terms for the twelve months.
     --Export-driven Ireland, which benefited from its resilient domestic economy, was down 9.55% in US dollar terms for the twelve months.
     --Spain and Denmark outperformed the MSCI Europe Index as well, with 17.84%
       and 18.25% annual declines, respectively, in US dollar terms. --Switzerland, a non-Eurozone nation, also outperformed the region with a
       14.90% drop in US dollar terms for the fiscal year.
     --On the other hand, Information Technology-heavy markets fell sharply during the annual period. Sweden gave up 43.40% and Finland suffered a 44.67% decline in US dollar terms, led by index heavyweights Ericsson and Nokia, respectively.

ASIA
JAPAN LOST YET ANOTHER STRUGGLE TO AVOID RECESSION DURING THE FISCAL YEAR. FOR THE PERIOD ENDED OCTOBER 31, 2001, JAPAN'S EQUITY MARKET FELL 32.58% IN US DOLLAR TERMS, AS MEASURED BY THE MSCI JAPAN INDEX.
o Although popular among the public, Prime Minister Junichiro Koizumi had yet to put forward tangible solutions to the nation's economic and structural morass.
o The severity of the Banking sector crisis in Japan came to the fore, as most major banks announced they would not pay a dividend for their September 30 fiscal half year. If unable to do so at the end of their March 31, 2002 fiscal year, many banks would likely face the prospect of direct government control and eventual nationalization.
o Wasteful fiscal stimulus packages, which dominated the components of GDP over the past decade, declined in size as Japan approached a debt-to-GDP ratio of 130%, the highest among developed nations in the world.
o Deflation continued to erode profit margins as worried consumers deferred spending and increased savings.

ASIA EX-JAPAN SUFFERED A DROP OF 16.59% IN US DOLLAR TERMS DURING THE FISCAL YEAR, AS MEASURED BY THE MSCI PACIFIC EX-JAPAN INDEX, PRIMARILY REFLECTING THE SYNCHRONIZED SLOWDOWN OF THE GLOBAL ECONOMY.
o The export-dependent countries of Singapore, Hong Kong and Taiwan were particularly impacted.
o The South Korean equity market and economy were more resilient, largely as a result of accommodative monetary and fiscal policies along with a more balanced export mix. Accordingly, Korean unemployment declined steadily throughout the fiscal year. This compares to Taiwan's jobless rate, which rose to a record high of 5.3%.
o China's economy held up well, growing 7.9% in the first half of calendar 2001, with strong domestic demand supported by fiscal spending. China also won an invitation to join the World Trade Organization after fifteen years of discussions, with Taiwan's admission anticipated to be close behind.
o Despite lower interest rates in Hong Kong, China's deflationary influence, combined with slack global demand, depressed the former colony's asset prices.
o Healthy domestic demand and a competitive currency contributed to Australia's relative outperformance.

OTHER MARKETS
Emerging markets lost 23.46% in US dollar terms during the fiscal year, as measured by the MSCI Emerging Markets Free Index. Much of the sector's outperformance versus the MSCI EAFE Index for the six months ended April 30, 2001 unwound in the latter half of the annual period, as global economic recovery prospects became more distant.

LATIN AMERICAN EQUITY MARKETS FELL 22.60% IN US DOLLAR TERMS FOR THE FISCAL YEAR, AS MEASURED BY THE MSCI LATIN AMERICA INDEX, WITH GREAT DIVERGENCES IN RETURNS AMONG THE INDIVIDUAL MARKETS IN THE REGION.
o Argentina, off 50.33% for the twelve months, remained mired in recession for the third year despite repeated reform efforts, such as the zero deficit plan, and generous International Monetary Fund packages totaling nearly $50 billion. Argentina will likely default on its debt obligations with its 'voluntary' debt swap program, where it is proposed that the coupon be reduced to approximately half the original amount and the maturity term extended.

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International Equity Fund
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LETTER TO SHAREHOLDERS
o Brazil, with its large funding needs, bore the brunt of the Argentine contagion, largely contained elsewhere. Interest rates crept up 3.75% from the lows seen in January 2001, and the Brazilian real weakened by 27.70% year-to-date 2001. Brazil's economy also had to contend with shortages culminating in an energy rationing program.
o Mexico was a comparative star performer, contracting only 9.29% for the twelve months, as investors focused on the positive inflation, interest rate, oil and foreign direct investment picture. Meanwhile, the nation was in a technical recession and in need of significant tax reform progress.

EMERGING EUROPE WAS MOSTLY SHIELDED FROM THE GLOBAL ECONOMIC SLOWDOWN WITH ENCOURAGING GROWTH IN HUNGARY, THE CZECH REPUBLIC AND RUSSIA. HOWEVER, THE REGION WAS DOWN 34.71% IN US DOLLAR TERMS FOR THE FISCAL YEAR, AS MEASURED BY THE MSCI EMERGING EUROPE INDEX, PRIMARILY DUE TO TURKEY'S WEAK EQUITY MARKET PERFORMANCE.
o Strong oil prices during the period supported Russia's economy and large current account surplus. Its equity market also benefited from improving corporate governance.
o Turkey's equity market was the biggest casualty in the region. Turkey's lira was devalued in February, as inflation rates skyrocketed to 7000% as a result of political uncertainty in its coalition government. Heavy debt refinancing requirements pressured finances, necessitating the International Monetary Fund to provide an additional $10 billion of assistance following last December's package.
o Poland was one of the better performers among global markets. With both GDP growth and inflation falling dramatically, Poland aggressively slashed interest rates. In a political setback, however, the finance minister was replaced in August, and no outright majority control for the opposition Social Democrats was delivered from September's national elections. Thus, Poland appears likely to endure another coalition government.

INVESTMENT REVIEW
THE FUND UNDERPERFORMED ITS BENCHMARK INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL ('MSCI') EAFE INDEX, FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2001.
o The deep value-oriented investment style, favored for much of calendar 2000, extended into 2001 before the events of September 11 triggered sharply higher market volatility.
o In the closing weeks of the Fund's fiscal year, Information Technology and economically-sensitive stocks moved higher in anticipation of a V-shaped rebound, despite the absence of any indication that economy recovery was on the horizon.

                                                                 CUMULATIVE                       AVERAGE ANNUAL
                                                              TOTAL RETURNS                        TOTAL RETURNS
   Periods Ended                                 1 Year     3 Years    Since        1 Year     3 Years     Since
   October 31, 2001                                              Inception 2                         Inception 2
----------------------------------------------------------------------------------------------------------------
 International Equity Fund 1
   Institutional
   Class I                                     (27.92)%    (15.20)%    7.36%      (27.92)%     (5.35)%     1.56%
   Class II                                    (28.16)%    (15.93)%    7.44%      (28.16)%     (5.62)%     1.58%
----------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index3                              (24.93)%    (10.31)%    1.84%      (24.93)%     (3.56)%     0.40%
----------------------------------------------------------------------------------------------------------------
 Lipper International Equity Funds Average 4   (26.39)%     (3.81)%    4.21%      (26.39)%     (1.56)%     0.64%
----------------------------------------------------------------------------------------------------------------

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1    PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
     SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Funds' fees and expenses had not been waived.
2 The Fund's inception date is April 1, 1997. Benchmark returns are for the periods beginning March 31, 1997.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

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International Equity Fund
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LETTER TO SHAREHOLDERS

o Broadly positioned and more diversified portfolios like the International Equity Fund did not benefit from this unrealistic viewpoint.

WE MAINTAINED OUR PREFERENCE FOR CONTINENTAL EUROPEAN EQUITIES, AS STRUCTURAL REFORMS AND SUPPORTIVE TAX POLICIES CONTINUED TO UNDERPIN ECONOMIC GROWTH THERE. WE RECOGNIZED THE IMPACT OF A SLOWER GLOBAL ECONOMIC ENVIRONMENT, WHILE AT THE SAME TIME APPRECIATED THE LIKELIHOOD OF A SWIFTER REBOUND IN EUROPE THAN THAT ANTICIPATED BY MANY MARKET PARTICIPANTS.
o The Fund remained underweight in the United Kingdom. However, we continued to find stocks there that we believe offer attractive valuations and the ability to weather a slower economy. In an environment where dividend yield and the ability to generate sufficient cash to support it have increased in importance, the UK offered fertile ground for investment opportunities.
o We increased the Fund's underweight position in Japan, reflecting the worsening prospects for economic recovery there. Japan continued to wrestle with its post-war recession amidst escalating government debt levels and a collapsing Financial sector.
o Canada offered excellent prospects among Financial sector names, and so we maintained the Fund's exposure to this market.
o We increased the Fund's weighting in the emerging markets to nearly 6% of assets during the fiscal year. In Mexico, we added Cemex, the global cement leader, and Grupo Televisa, the leading Spanish language broadcaster. In Brazil, we sold domestically sensitive firms, such as Telebras and Telenorte Leste in favor of Embraer, a regional aircraft exporter benefiting from the real's depreciation. In South Korea, we sold Utility KEPCO, as rising oil prices eroded earnings, and we purchased Korea Tobacco for its improving margins and attractive yield.

WE REDUCED THE FUND'S EXPOSURE TO THE FINANCIAL SECTOR TOWARDS A SLIGHT UNDERWEIGHTING, CONTINUING TO PREFER DEFENSIVE BANKS AND INSURANCE COMPANIES.
o Many insurers' stocks sold off in anticipation of heavy losses following recent terrorist action. Still, well-provisioned and highly profitable firms, such as Germany's Allianz and Munich Re and Italy's RAS, rebounded sharply after investors initially sold on greater loss expectations.
o We increased the Fund's positions in inexpensive Spanish and Italian retail banks, Banco Popular and Unicredito Italiano, respectively. Both of these stocks were among the top ten holdings of the Portfolio at the end of the fiscal year.
o The Fund continued to avoid Japanese Financial stocks, once the largest MSCI EAFE Index component, as Japanese bank stocks reached seventeen year lows.
o The Fund benefited from the purchase of Mexican bank Banacci, which was later acquired by Citigroup.

WE SHARPLY REDUCED THE FUND'S EXPOSURE TO THE INFORMATION TECHNOLOGY SECTOR AND DECREASED ITS WEIGHTING IN THE TELECOMMUNICATIONS SECTOR.
o In our view, there were few catalysts for outperformance among Information Technology or Telecommunications stocks, as weakened share prices still did not reflect cyclically poor earnings prospects.
o Semiconductor pricing continued to trough during the fiscal period, as overcapacity and slack demand put pressure on producers.
o Most of the Portfolio's Information Technology exposure came from Asian firms, such as Samsung Electronics and Samsung SDI, which, in our view, were more attractively valued and gaining global market share.
o While software valuations improved somewhat, hardware multiples remained difficult to justify, even if economic recovery comes in the second half of 2002.
o The excesses of the Technology, Media and Telecommunications (TMT) bubble, still present in the Information Technology sector, began to abate among select Telecommunications companies. Toward the end of the period, we increased the Portfolio's weighting in certain Telecommunications stocks.

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International Equity Fund
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LETTER TO SHAREHOLDERS

 COUNTRY ALLOCATION
 As of October 31, 2001
 (percentages are based on market value of total investments in the Portfolio)

   United Kingdom ............................   17.10%
   France ....................................   12.99
   Italy .....................................    8.13
   Germany ...................................    7.59
   Netherlands ...............................    7.04
   Japan .....................................    6.28
   Canada ....................................    5.54
   Ireland ...................................    5.27
   Other1 ....................................   20.39
   Cash &Equivalents .........................    9.67
                                                ------
                                                100.00%
                                                ======

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1    Includes countries with weightings of less than 2%.

ALTHOUGH WE BELIEVE DECLINING INTEREST RATES SHOULD EVENTUALLY LEAD TO ECONOMIC REVIVAL, THE SOFTER CONSUMER ENVIRONMENT LED THE PORTFOLIO AWAY FROM MEDIA STOCKS.
o We sold diversified media company Vivendi Universal and added more attractively valued companies, such as Mexico's Grupo Televisa and the UK's British Sky Broadcasting.
o We reduced the Fund's position in Australia's News Corp., due to its greater sensitivity to economic slowing.

WE BELIEVED THAT PESSIMISM TOWARD THE ENERGY SECTOR WAS OVERDONE AND THUS HELD MANY UNDERVALUED STOCKS WITH EXCELLENT PROSPECTS IN THE PORTFOLIO.
o Although slowing global economic growth will likely reduce energy consumption in the near term, many energy stocks were trading with a view toward unrealistically low oil prices.
o Many global energy holdings were significant positions in the Portfolio, including TotalFinaElf, ENI and Statoil.
o We sold China oil companies Petro China and CNOOC in favor of cheaper Russian oil stocks Lukoil and Surgutneftegaz.

WE KEPT SIGNIFICANT EXPOSURE TO DEFENSIVE STOCKS, BUT WE LIGHTENED POSITIONS OVER THE PERIOD, AS VALUATIONS APPEARED UNSUSTAINABLE.
o We maintained top positions in French biosciences company Aventis and Irish pharmaceuticals firm Elan, but we brought the Fund's Healthcare exposure down towards a neutral weighting.
o Swiss food giant Nestle continued to be a significant position in the Portfolio, as was UK household products company Reckitt & Benckiser, though both were trimmed to harvest profits.

MANAGER OUTLOOK
We believe we have finally entered a period when 'growth at a reasonable price'
(GARP) investing should prevail in equity markets. The 'bubble' experience in 1999 of investors paying irrational prices for 'New Economy' stocks offering questionable growth and paying any price for slow or no growth 'Old Economy' stocks in 2000 may well be behind us. Thus, we intend to continue to make visibility of earnings, free cash flow generation, business prospects and management focus central to the Fund's investment thesis for the foreseeable future. We believe the combination of attractive valuations and predictable earnings growth should combine into a winning formula for long-term capital appreciation in this otherwise uncertain economic environment.

IT IS UNLIKELY THAT EUROPE WILL ESCAPE THE ECONOMIC DOWNTURN THAT HAS ARRIVED IN THE US AND ELSEWHERE AROUND THE WORLD. STILL, THE REGION IS BUFFERED BY SEVERAL FACTORS, WHICH WE BELIEVE PROVIDE A UNIQUE AND OPTIMISTIC OPPORTUNITY FOR INVESTORS.
o Unlike the central banks of the US and Japan, the European Central Bank was not as aggressive in its interest rate cuts and thus there remains considerable firepower in reserve in the form of substantial stimulus yet available.
o The Eurozone has also been well shielded by a weak euro, fiscal stimulus, structural economic reform and lower exposure to equity volatility.
o The euro remains weak, providing a competitive currency to fuel export demand and competition vis-a-vis the UK, the US and Japan.

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International Equity Fund
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LETTER TO SHAREHOLDERS
o Still, further deceleration is expected before global monetary easing and inventory adjustments permit some recovery in the latter half of 2002. Tax reductions and declining inflation are also expected to help boost corporate profitability going forward.
o Low debt levels in the household and corporate sectors should not present a headwind to recovery as it may elsewhere.

THE OUTLOOK FOR CORPORATE PROFITABILITY, IMPROVEMENT IN CONSUMER SENTIMENT AND ECONOMIC RECOVERY IN JAPAN REMAINS BLEAK.
o Political uncertainty has been somewhat alleviated by strong support for Prime Minister Koizumi, but meaningful initiatives to restructure the Japanese economy remain elusive.
o Banking sector reform has yet to take hold, and the extent to which bad debts are growing is enormous. Financial sector failures are likely to become common in the coming year.
o Attempts to reflate the Japanese economy have failed for the better part of the past decade. New initiatives have yet to address over-capacity, inefficient distribution systems and subsidization of non-essential enterprises.

THE OUTLOOK FOR ASIA EX-JAPAN AND THE EMERGING MARKETS WILL LARGELY DEPEND, IN OUR VIEW, ON THE TIMING OF GLOBAL ECONOMIC RECOVERY AND ON THE STRENGTH OF EXTERNAL LIQUIDITY CONDITIONS.
o In many cases, valuations have returned to levels reached in past emerging market crises, despite fundamental strides made since then--lower inflation, improved current account balances, reduced foreign debt exposure, lower corporate gearing and lower capital expenditure ratios.
o Our preference is for countries with current account surpluses, healthy domestic demand, interest rate convergence potential or world-class companies. These include the equity markets of Russia, Hungary, Poland, South Korea, Australia, Mexico and Brazil.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your ongoing support of the International Equity Fund Institutional and look forward to continuing to serve your investment needs in the years ahead.

/S/ MICHAEL LEVY
/S/ ROBERT REINER
/S/ JULIE WANG

Michael Levy, Robert Reiner and Julie Wang
Portfolio Managers of the
INTERNATIONAL EQUITY PORTFOLIO
October 31, 2001

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International Equity Fund
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PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          International Equity Fund        MSCI EAFE       Lipper International
            Institutional Class I           Index 3       Equity Funds Average 4
          -------------------------       ----------      ---------------------
4/1/97           $5,000,000               $5,000,000            $5,000,000
4/30/97           5,160,000                5,026,500             5,014,240
5/31/97           5,420,000                5,353,720             5,311,980
6/30/97           5,830,000                5,648,720             5,559,560
7/31/97           6,035,000                5,740,220             5,718,960
8/31/97           5,680,000                5,311,430             5,307,940
9/30/97           6,120,000                5,608,870             5,641,220
10/31/97          5,680,000                5,177,550             5,215,500
11/30/97          5,675,000                5,124,740             5,172,880
12/31/97          5,725,000                5,169,320             5,218,660
1/31/98           5,915,000                5,405,560             5,346,140
2/28/98           6,305,000                5,752,600             5,700,680
3/31/98           6,850,000                5,929,780             6,000,200
4/30/98           7,045,000                5,976,620             6,084,670
5/31/98           7,105,000                5,947,340             6,093,320
6/30/98           7,095,000                5,992,540             6,047,560
7/31/98           7,285,000                6,053,060             6,141,460
8/31/98           6,230,000                5,303,090             5,262,410
9/30/98           5,945,000                5,140,280             5,068,180
10/31/98          6,330,000                5,675,900             5,442,580
11/30/98          6,690,000                5,966,510             5,725,340
12/31/98          6,979,500                6,201,590             5,903,560
1/31/99           7,024,500                6,182,980             5,958,520
2/28/99           6,687,500                6,035,830             5,795,560
3/31/99           6,672,000                6,287,520             5,992,730
4/30/99           6,904,000                6,542,160             6,264,080
5/31/99           6,622,000                6,205,240             6,000,150
6/30/99           6,959,000                6,447,250             6,312,240
7/31/99           7,110,000                6,638,730             6,532,090
8/31/99           7,045,000                6,663,290             6,541,720
9/30/99           7,014,500                6,730,590             6,567,380
10/31/99          7,342,000                6,982,990             6,823,260
11/30/99          8,021,500                7,225,300             7,365,530
12/31/99          9,278,500                7,874,130             8,280,950
1/31/00           8,870,500                7,374,120             7,815,250
2/29/00           9,702,000                7,572,490             8,345,320
3/31/00           9,324,000                7,866,300             8,356,180
4/30/00           8,527,500                7,452,530             7,803,300
5/31/00           8,301,000                7,270,690             7,538,970
6/30/00           8,642,500                7,554,980             7,877,590
7/31/00           8,378,000                7,238,420             7,596,700
8/31/00           8,558,000                7,301,400             7,719,620
9/30/00           7,923,000                6,945,820             7,271,520
10/31/00          7,447,000                6,781,900             6,995,370
11/30/00          7,119,500                6,528,500             6,696,500
12/31/00          7,453,000                6,760,500             6,942,000
1/31/01           7,426,500                6,763,000             6,962,000
2/28/01           6,910,500                6,257,000             6,446,000
3/31/01           6,463,500                5,832,000             5,963,000
4/30/01           6,713,500                6,232,500             6,357,000
5/31/01           6,570,000                6,002,000             6,189,500
6/30/01           6,368,000                5,773,000             5,982,500
7/31/01           6,219,000                5,668,000             5,815,000
8/31/01           6,011,500                5,524,000             5,677,000
9/30/01           5,229,500                4,964,500             5,065,000
10/31/01          5,368,000                5,092,000             5,210,500

                                                             AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                            1 Year     3 Years      Since
   October 31, 2001                                                           Inception 2
-----------------------------------------------------------------------------------------
 International Equity Fund Institutional Class I          (27.92)%     (5.35)%      1.56%
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. Performance figures for the classes differ because each class maintains a distinct expense structure.
2 The Fund's inception date is April 1, 1997. Benchmark returns are for the period beginning March 31, 1997.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          International Equity Fund     MSCI EAFE     Lipper International
            Institutional Class II       Index 3     Equity Funds Average 4
          -------------------------     ---------    ----------------------
4/1/97              $250,000             $250,000            $250,000
4/30/97              258,000              251,325             250,712
5/31/97              271,000              267,686             265,599
6/30/97              291,500              282,436             277,978
7/31/97              301,750              287,011             285,948
8/31/97              284,250              265,571             265,397
9/30/97              306,250              280,443             282,061
10/31/97             284,000              258,877             260,775
11/30/97             284,000              256,237             258,644
12/31/97             286,500              258,466             260,933
1/31/98              296,000              270,278             267,307
2/28/98              315,500              287,630             285,034
3/31/98              343,000              296,489             300,010
4/30/98              354,250              298,831             304,234
5/31/98              356,000              297,367             304,666
6/30/98              355,500              299,627             302,378
7/31/98              365,250              302,653             307,073
8/31/98              314,750              265,154             263,121
9/30/98              300,250              257,014             253,409
10/31/98             319,500              283,795             272,129
11/30/98             337,750              298,325             286,267
12/31/98             352,100              310,079             295,178
1/31/99              354,375              309,149             297,926
2/28/99              337,225              301,791             289,778
3/31/99              336,475              314,376             299,637
4/30/99              348,325              327,108             313,204
5/31/99              333,700              310,262             300,008
6/30/99              350,600              322,362             315,612
7/31/99              358,150              331,937             326,605
8/31/99              354,875              333,165             327,086
9/30/99              353,375              336,530             328,369
10/31/99             369,750              349,150             341,163
11/30/99             403,525              361,265             368,277
12/31/99             466,800              393,707             414,048
1/31/00              445,875              368,706             390,763
2/29/00              487,725              378,624             417,266
3/31/00              468,575              393,315             417,809
4/30/00              428,475              372,627             390,165
5/31/00              416,875              363,535             376,949
6/30/00              433,950              377,749             393,880
7/31/00              420,975              361,921             379,835
8/31/00              429,725              365,070             385,981
9/30/00              397,700              347,291             363,576
10/31/00             373,875              339,095             349,769
11/30/00             357,225              326,425             334,825
12/31/00             373,925              338,025             347,100
1/31/01              372,325              338,150             348,100
2/28/01              346,525              312,850             322,300
3/31/01              323,925              291,600             298,150
4/30/01              336,425              311,625             317,850
5/31/01              329,250              300,100             309,475
6/30/01              319,125              288,650             299,125
7/31/01              311,425              283,400             290,750
8/31/01              301,050              276,200             283,850
9/30/01              261,700              248,225             253,250
10/31/01             268,600              254,600             260,525

                                                              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                            1 Year     3 Years      Since
   October 31, 2001                                                           Inception 2
-----------------------------------------------------------------------------------------
 International Equity Fund Institutional Class II         (28.16)%     (5.62)%      1.58%
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. Performance figures for the classes differ because each class maintains a distinct expense structure.
2 The Fund's inception date is April 1, 1997. Benchmark returns are for the period beginning March 31, 1997.
3 The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                                  OCTOBER 31, 2001

ASSETS
   Investment in International Equity Portfolio, at value ........................   $ 505,959,833
   Receivable for capital shares sold ............................................       2,042,169
   Prepaid expenses and other ....................................................         125,982
                                                                                     -------------
Total assets .....................................................................     508,127,984
                                                                                     -------------
LIABILITIES
   Payable for capital shares redeemed ...........................................         527,663
   Due to administrator ..........................................................         153,610
                                                                                     -------------
Total liabilities ................................................................         681,273
                                                                                     -------------
NET ASSETS .......................................................................   $ 507,446,711
                                                                                     =============
COMPOSITION OF NET ASSETS
   Paid-in capital ...............................................................   $ 655,505,050
   Undistributed net investment income ...........................................       6,744,630
   Accumulated net realized loss from investment and foreign currency transactions    (143,531,032)
   Net unrealized depreciation on investments and foreign currencies .............     (11,271,937)
                                                                                     -------------
NET ASSETS .......................................................................   $ 507,446,711
                                                                                     =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class I .......................................................................   $       10.09
                                                                                     =============
   Class II ......................................................................   $       10.10
                                                                                     =============

--------------------------------------------------------------------------------
1 Net asset value, redemption price and offering price per share (based on net assets of $392,112,823 and 38,861,180 shares outstanding at October 31, 2001 and 0.001 par value, unlimited number of shares authorized).
2 Net asset value, redemption price and offering price per share (based on net assets of $115,333,888 and 11,421,508 shares outstanding at October 31, 2001 and 0.001 par value, unlimited number of shares authorized).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                       FOR THE YEAR ENDED
                                                                         OCTOBER 31, 2001

INVESTMENT INCOME
   Income allocated from International Equity Portfolio, net ............   $   7,748,830
                                                                            -------------
EXPENSES
   Administration and services fees:
     Class I ............................................................       2,074,610
     Class II ...........................................................       1,396,408
   Registration fees ....................................................          44,131
   Printing and shareholder reports .....................................          25,197
   Professional fees ....................................................          26,253
   Trustees fees ........................................................          10,259
   Miscellaneous ........................................................          12,279
                                                                            -------------
Total expenses ..........................................................       3,589,137
Less: fee waivers and/or expense reimbursements:
   Class I ..............................................................        (860,212)
   Class II .............................................................        (335,474)
                                                                            -------------
Net expenses ............................................................       2,393,451
                                                                            -------------
NET INVESTMENT INCOME ...................................................       5,355,379
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ............................................    (140,555,070)
     Option transactions ................................................     (13,491,328)
     Foreign currency transactions ......................................      (2,867,419)
     Foreign futures transactions .......................................      (1,437,090)
     Forward foreign currency transactions ..............................         366,642
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies .............................................     (68,334,791)
                                                                            -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ..    (226,319,056)
                                                                            -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..............................   $(220,963,677)
                                                                            =============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE YEARS ENDED OCTOBER 31,
                                                                       2001               2000

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ................................   $     5,355,379    $     5,422,290
   Net realized gain (loss) from investment
     and foreign currency transactions ..................      (157,984,265)       137,365,294
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .................       (68,334,791)       (84,700,282)
                                                            ---------------    ---------------
Net increase (decrease) in net assets from operations ...      (220,963,677)        58,087,302
                                                            ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Class I ............................................        (3,424,904)          (949,070)
     Class II ...........................................        (1,171,872)          (116,492)
   Net realized gain:
     Class I ............................................                --        (55,906,771)
     Class II ...........................................                --        (11,295,086)
                                                            ---------------    ---------------
Total distributions .....................................        (4,596,776)       (68,267,419)
                                                            ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
   Net decrease resulting from Class I Shares ...........       (50,500,105)      (328,966,137)
   Net increase (decrease) resulting from Class II Shares       (57,010,740)        97,992,864
                                                            ---------------    ---------------
Net decrease in net assets from
   capital share transactions ...........................      (107,510,845)      (230,973,273)
                                                            ---------------    ---------------
TOTAL DECREASE IN NET ASSETS ............................      (333,071,298)      (241,153,390)
NET ASSETS
   Beginning of year ....................................       840,518,009      1,081,671,399
                                                            ---------------    ---------------
   End of year (including undistributed net investment
     income of $6,744,630 and $3,987,364, respectively) .   $   507,446,711    $   840,518,009
                                                            ===============    ===============



See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS I SHARES                                      FOR THE                                   FOR THE
                                                                    PERIOD                                    PERIOD
                                                     FOR THE  OCT. 1, 1999                  FOR THE  APRIL 1, 1997 2
                                                 YEARS ENDED       THROUGH              YEARS ENDED          THROUGH
                                                 OCTOBER 31,      OCT. 31,            SEPTEMBER 30,        SEPT. 30,
                                           2001         2000        1999 1         1999        1998             1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...............   $14.09       $14.58        $13.94       $11.89      $12.24           $10.00
                                         ------       ------        ------       ------      ------           ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment (expenses in
     excess of) income ...............     0.11         0.09         (0.01)        0.09        0.10            0.003
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ..........    (4.03)        0.24          0.65         2.06       (0.45)            2.24
                                         ------       ------        ------       ------      ------           ------
Total from investment
   operations ........................    (3.92)        0.33          0.64         2.15       (0.35)            2.24
                                         ------       ------        ------       ------      ------           ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............    (0.08)       (0.02)           --        (0.10)         --               --
   Net realized gains ................       --        (0.80)           --           --          --               --
                                         ------       ------        ------       ------      ------           ------
Total distributions ..................    (0.08)       (0.82)           --        (0.10)         --               --
                                         ------       ------        ------       ------      ------           ------
NET ASSET VALUE,
   END OF PERIOD .....................   $10.09       $14.09        $14.58       $13.94      $11.89           $12.24
                                         ======       ======        ======       ======      ======           ------
TOTAL INVESTMENT RETURN ..............   (27.92)%       1.43%         4.67%       17.99%      (2.86)%          22.40%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................. $392,113     $605,587      $922,089     $883,855    $556,180          $42,566
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income .........     0.85%        0.39%        (0.38)% 4     0.77%       1.40%            0.20% 4
     Expenses after waivers
        and/or reimbursements,
        including expenses of
        the International
        Equity Portfolio .............     0.95%        0.95%         0.95% 4      0.95%       0.95%            0.95% 4
     Expenses before waivers
        and/or reimbursements,
        including expenses of
        the International
        Equity Portfolio .............     1.23%        1.25%         1.23% 4      1.20%       1.27%            1.62% 4

--------------------------------------------------------------------------------
1 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
2    Commencement of operations.
3    Less than $.01.
4    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS II SHARES                                      FOR THE                                 FOR THE
                                                                     PERIOD                                  PERIOD
                                                      FOR THE  OCT. 1, 1999                 FOR THE APRIL 1, 1997 2
                                                  YEARS ENDED       THROUGH             YEARS ENDED         THROUGH
                                                  OCTOBER 31,      OCT. 31,           SEPTEMBER 30,       SEPT. 30,
                                           2001          2000        1999 1        1999        1998            1997
                                           ----   -----------  ------------        ----  ----------     -----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...............   $14.13        $14.67        $14.02      $12.01      $12.25          $10.00
                                         ------        ------        ------      ------      ------          ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment (expenses in
     excess of) income ...............     0.10          0.09         (0.05)       0.02        0.14            0.04
   Net realized and unrealized gain
     (loss) on investments
     and foreign currencies ..........    (4.06)         0.18          0.70        2.10       (0.38)           2.21
                                         ------        ------        ------      ------      ------          ------
Total from investment
   operations ........................    (3.96)         0.27          0.65        2.12       (0.24)           2.25
                                         ------        ------        ------      ------      ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............    (0.07)        (0.01)           --       (0.11)         --              --
   Net realized gains ................       --         (0.80)           --          --          --              --
                                         ------        ------        ------      ------      ------          ------
Total distributions ..................    (0.07)        (0.81)           --       (0.11)         --              --
                                         ------        ------        ------      ------      ------          ------
NET ASSET VALUE,
   END OF PERIOD .....................   $10.10        $14.13        $14.67      $14.02      $12.01          $12.25
                                         ======        ======        ======      ======      ======          ======
TOTAL INVESTMENT RETURN                  (28.16)%        1.12%         4.64%      17.69%      (1.96)%         22.50%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................. $115,334      $234,931      $159,582    $148,803      $8,733          $8,211
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income .........     0.48%         0.65%        (0.68)% 3    0.61%       1.89%           0.85% 3
     Expenses after waivers
        and/or reimbursements,
        including expenses of
        the International
        Equity Portfolio .............     1.25%         1.25%         1.25%3      1.25%       0.75%           0.80% 3
     Expenses before waivers
        and/or reimbursements,
        including expenses of
        the International
        Equity Portfolio .............     1.53%         1.45%         1.56%3      1.56%       1.11%           1.44% 3

--------------------------------------------------------------------------------
1 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
2    Commencement of operations.
3    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Institutional Funds (the 'Trust') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts. International Equity Fund Institutional (the 'Fund') is one of the Funds offered to investors by the Trust.

The Fund offers two classes of shares to investors:
Class I and Class II shares (the 'Classes'). Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

The Fund seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio (the 'Portfolio'). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At October 31, 2001, the Fund's investment was approximately 38% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination. Net investment income is allocated daily to each class of shares based upon its relative proportion of net assets.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of October 31, 2001 have been primarily attributable to partnership tax allocations, foreign currency transactions, utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes and investments in Passive Foreign Investment Companies, and have been reclassified to the following accounts:

 Undistributed           Accumulated
Net Investment          Net Realized            Paid-in
 Income (Loss)        Gains (Losses)            Capital
--------------        --------------      -------------
    $1,998,663           $14,453,233      $(16,451,896)

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

F. CAPITAL LOSSES
At October 31, 2001, capital loss carryforwards available as a reduction against future net realized capital gains aggregate as follows:

        Net Realized
        Capital Loss              Expiration Year
       Carryforwards                         2009
       -------------                       ------
        $151,928,077                 $151,928,077

G. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or the Fund are allocated among the funds in the Trust or the classes in the Fund, respectively.

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
The Fund has entered into an Administration Agreement with Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative and shareholder services to the Fund. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of .40% and .70% of average daily net assets for Class I and Class II, respectively.

Prior to July 1, 2001, Bankers Trust Company, also an indirect wholly-owned subsidiary of Deutsche Bank AG, served as Administrator to the Funds. Bankers Trust Company continues to serve as custodian to the Portfolio.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of each Class through February 28, 2003, to the extent necessary, to limit all expenses as follows: Class I Shares to 0.95% of the average daily net assets of the Class, including expenses of the Portfolio; Class II Shares to 1.25% of the average daily net assets of the Class, including expenses of the Portfolio.

NOTE 3--CAPITAL SHARE TRANSACTIONS
At October 31, 2001, there were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

                                                          Class I Shares
             -----------------------------------------------------------
                      For the Year Ended              For the Year Ended
                        October 31, 2001                October 31, 2000
             ---------------------------  ------------------------------
                  Shares          Amount        Shares            Amount
             -----------   -------------  ------------   ---------------
Sold          54,273,566   $ 678,281,925    95,873,038   $ 1,634,085,112
Reinvested            --              --     3,422,556        55,419,216
Redeemed     (58,405,869)   (728,782,030) (119,531,658)   (2,018,470,465)
             -----------   -------------  ------------   ---------------
Net decrease  (4,132,303)  $ (50,500,105)  (20,236,064)  $  (328,966,137)
             ===========   =============  ============   ===============

                                                         Class II Shares
             -----------------------------------------------------------
                      For the Year Ended              For the Year Ended
                        October 31, 2001                October 31, 2000
             -----------------------------------------------------------
                  Shares          Amount        Shares            Amount
             -----------   -------------  ------------   ---------------
Sold          21,736,537   $ 279,726,598    11,319,015      $189,452,310
Reinvested            --              --       667,039        10,844,884
Redeemed     (26,938,963)   (336,737,338)   (6,242,977)     (102,304,330)
             -----------   -------------  ------------   ---------------
Net increase
  (decrease)  (5,202,426)  $ (57,010,740)    5,743,077     $  97,992,864
             ===========   =============  ============   ===============

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of the BT Institutional Funds and Shareholders of International Equity Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund Institutional (one of the funds comprising the BT Institutional Funds, hereafter referred to as the 'Fund') at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 7, 2001




--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended October 31, 2001

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

During the year ended October 31, 2001, the Fund received income from foreign sources in the amount of $11,130,197 or $0.221 per share. The Fund has paid foreign taxes in the amount of $1,103,813 or $0.022 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2001


     SHARES   SECURITY                           VALUE

              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCK--90.07%
              AUSTRALIA--2.39%
  2,123,256   Australia & New Zealand
               Banking Group Ltd. ....... $ 19,113,648
    505,200   Commonwealth Bank
               of Australia .............    7,596,718
 10,213,935   M.I.M. Holdings Ltd. ......    5,050,863
                                          ------------
                                            31,761,229
                                          ------------
              BELGIUM--1.63%
    837,497   Interbrew .................   21,754,134
                                          ------------
              BRAZIL--0.97%
    437,331   Embraer Aircraft Corp ADR .    7,504,600
    272,849   Petroleo Brasileiro SA--
               ADR 2 ....................    5,456,980
                                          ------------
                                            12,961,580
                                          ------------
              CANADA--5.54%
    407,758   Bank of Montreal 2 ........    8,702,058
    999,388   Bombardier Inc. 'B' .......    6,487,896
    770,696   Manulife Financial Corp. ..   19,065,813
    799,923   Royal Bank of Canada 2 ....   23,595,359
    762,158   Sun Life Financial Services   15,847,468
                                          ------------
                                            73,698,594
                                          ------------
              DENMARK--0.53%
    173,870   Novo-Nordisk A/S-B             7,055,414
                                          ------------
              FRANCE--12.99%
    452,786   Aventis SA ................   33,338,345
    228,140   Banque Nationale de Paris .   18,986,141
    194,707   Lafarge SA ................   17,308,602
    858,860   Orange SA 1 ...............    6,961,906
    247,078   Peugeot SA ................   10,047,433
    203,528   Sanofi-Synthelabo SA ......   13,427,498
    556,670   Suez SA ...................   17,512,965
    280,291   Total Fina ELF SA 2 .......   39,381,934
    264,141   Vinci SA 2 ................   15,939,471
                                          ------------
                                           172,904,295
                                          ------------
              GERMANY--7.55%
     70,030   Allianz AG ................   16,455,894
    112,835   BASF AG ...................    3,800,832
    232,900   Bayer AG ..................    6,838,335
    418,193   Deutsche Telekom Reg Shares    6,440,746
    454,728   E. ON AG ...................   23,549,562
    347,513   Fraport AG 1 ..............    6,572,849
     90,603   Muenchener
               Rueckversicherungs-
               Gesellschaft AG ..........   23,909,665
    253,220   Schering AG ...............   12,999,784
                                          ------------
                                           100,567,667
                                          ------------

     SHARES   SECURITY                           VALUE

              GREECE--0.55%
    452,060   Hellenic Telecommunication
               Organization SA .......... $  7,328,783
                                          ------------
              HUNGARY--0.92%
    233,803   OTP Bank ..................   12,306,289
                                          ------------
              INDIA--0.00%
         50   NIIT Ltd. .................          183
                                          ------------
              IRELAND--5.26%
  2,526,473   Bank Of Ireland ...........   22,595,772
  1,292,903   CRH PLC ...................   19,982,348
    601,272   Elan Corp. PLC ADR 1,2 ....   27,448,067
                                          ------------
                                            70,026,187
                                          ------------
              ITALY--8.13%
  2,916,914   ENI SPA ...................   36,570,100
  1,393,365   Riunione Adriatica di
               Sicurta SPA ..............   16,728,551
  1,419,313   Saipem 2 ..................    7,018,007
  2,524,104   Telecom Italia SPA ........   21,074,160
  7,262,903   Unicredito Italiano SPA ...   26,819,915
                                          ------------
                                           108,210,733
                                          ------------
              JAPAN--6.28%
  1,198,000   Bridgestone Corp.             11,294,408
    907,000   Chugai Pharmaceutical Co.
               Ltd.2 ....................   13,256,183
        668   East Japan Railway Co .....    3,891,050
    141,600   Fast Retailing Co. Ltd. ...   16,484,621
  1,760,000   JGC Corp.2 ................   12,509,293
     81,400   Nintendo Corp. Ltd.2 ......   12,555,304
  1,439,000   Nissan Motor Co. Ltd. .....    6,348,270
    246,000   Yamanouchi Pharmaceutical
               Co. Ltd. .................    7,295,290
                                          ------------
                                            83,634,419
                                          ------------
              KOREA--0.33%
    591,800   Korea Tobacco & Ginseng
               Corp. GDR 1,3 ............    4,385,238
                                          ------------
              MEXICO--1.14%
    301,767   Cemex SA ADR 2 ............    6,940,641
  1,630,400   Grupo Financiero BBVA
               Bancomer SA ..............    1,231,786
    230,600   Grupo Televisa SA ADR 1,2 .    7,021,770
                                          ------------
                                            15,194,197
                                          ------------
              NETHERLANDS--7.04%
  1,016,718   Buhrmann NV ...............    6,419,214
    668,464   Fortis (NL) NV 2 ..........   15,834,234
    557,074   ING Groep NV ..............   13,898,116
    826,566   Koninklijke Ahold NV ......   23,271,790
    800,850   Phillips Electronics NV 2 .   18,205,551
    822,141   TNT Post Group NV .........   16,083,087
                                          ------------
                                            93,711,992
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       19

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2001



     SHARES   SECURITY                           VALUE

              NORWAY--1.11%
  2,136,170   Statoil ASA 1,2 ........... $ 14,792,005
                                          ------------
              PORTUGAL--1.48%
    495,928   Bank Pekao SA--GDR 1,2,3 ..    9,075,482
  1,339,420   Portugal Telecom SGPS SA ..   10,616,045
                                          ------------
                                            19,691,527
                                          ------------
              RUSSIA--0.79%
    149,978   Lukoil Holdings ADR .......    6,656,204
    305,900   Surgutneftegaz ADR 2 ......    3,880,341
                                          ------------
                                            10,536,545
                                          ------------
              SOUTH KOREA--1.11%
     73,230   Samsung Electronics .......    9,811,123
    122,680   Samsung SDI Co. Ltd. ......    4,926,146
                                          ------------
                                            14,737,269
                                          ------------
              SPAIN--3.22%
    776,211   Banco Popular Espanol .....   26,076,657
  1,219,788   Iberdrola SA ..............   16,775,933
                                          ------------
                                            42,852,590
                                          ------------
              SWEDEN--2.66%
    523,100   Pharmacia Corp. ...........   21,196,012
     51,290   Swisscom AG--Reg ..........   14,244,779
                                          ------------
                                            35,440,791
                                          ------------
              SWITZERLAND--1.38%
     88,800   Nestle SA--Reg ............   18,435,647
                                          ------------
              UNITED KINGDOM--17.07%
  3,674,617   BAE Systems PLC ...........   17,822,372
    634,022   Barclays PLC ..............   19,049,879
  2,778,800   BHP Billiton PLC ..........   11,780,221
  1,790,107   BP Amoco PLC ..............   14,461,743
  1,996,770   British American Tobacco ..   17,409,040
    760,480   British Sky Broadcasting
               PLC ......................    8,516,009
    690,260   British Telecom PLC .......    3,483,371
    607,235   Glaxosmithkline PLC .......   16,328,688
  3,234,530   International Power PLC 1 .   10,372,355
  1,724,044   Reckitt Benckiser PLC .....   24,095,133
  1,505,266   Scottish & Southern Energy    14,349,724
  1,477,109   Shell Transport & Trading
               Co. PLC ..................   11,073,854
    532,800   Tyco International Ltd.2 ..   26,181,792
 13,987,252   Vodafone Group PLC ........   32,343,507
                                          ------------
                                           227,267,688
                                          ------------
TOTAL COMMON STOCK
   (Cost $1,223,141,068) ................ 1,199,254,996
                                          ------------


    SHARES/
  CONTRACTS   SECURITY                           VALUE

              PREFERRED STOCK--0.49%
              AUSTRALIA--0.49%
    275,900   News Corporation Ltd.2 .... $  6,566,420
                                          ------------
TOTAL PREFERRED STOCK
   (Cost $8,871,333) ....................    6,566,420
                                          ------------

              CALL OPTIONS--0.16%
      4,945   NASDAQ 100 Index (Option on
               NASDAQ Exchange with Strike
               Price of 1,902.19 and
               Expiration 12/01) ........        9,395
     12,207   NASDAQ 100 Index (Option on
               NASDAQ Exchange with Strike
               Price of 1,821.60 and
               Expiration 1/02) .........      189,790
     12,167   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike
               Price of 1,847.95 and
               Expiration 1/02) .........      189,093
     11,217   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike
               Price of 1,859.34 and
               Expiration 1/02) .........      112,282
     11,349   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike
               Price of 1,876.07 and
               Expiration 1/02) .........       84,096
     10,936   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike
               Price of 2,027.90 and
               Expiration 1/02) .........       22,966
      6,672   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike
               Price of 1,756.32 and
               Expiration 2/02) .........      179,544
      6,804   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike
               Price of 1,784.50 and
               Expiration 2/02) .........      169,055
     13,267   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike
               Price of 1,873.43 and
               Expiration 2/02) .........      194,627
    417,384   Nikkei 225 Index (Options
               on Nikkei Exchange with
               Strike Price of 13,994.31
               and Expiration 11/01) ....            3
    629,234   Nikkei 225 Index (Options
               on Nikkei Exchange with
               Strike Price of 14,022.86
               and Expiration 11/01) ....            4

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       20

International Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2001


    SHARES/
  CONTRACTS   SECURITY                           VALUE

      2,877   Nikkei 225 Index (Options
               on Nikkei Exchange with
               Strike Price of 12,719.55
               and Expiration 2/02) ..... $      209,762
      2,771   Nikkei 225 Index (Options on
               Nikkei Exchange with
               Strike Price of 15,748.01
               and Expiration 5/02) .....        756,566
                                          --------------
TOTAL OPTIONS
   (Cost $24,213,335) ...................      2,117,183
                                          --------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $1,256,225,736) ................  1,207,938,599
                                          --------------

              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES--13.19%
 89,000,000   Cash Management Fund
               Institutional ............     89,000,000
 86,568,935   Institutional Daily Assets
               Fund 4 (Cost $86,568,935)
               (Note 2) .................     86,568,935
                                          --------------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $175,568,935) ..................    175,568,935
                                          --------------
TOTAL INVESTMENTS
   (Cost $1,431,794,671)5 ...... 103.91%  $1,383,507,534

LIABILITIES IN EXCESS
   OF OTHER ASSET ..............  (3.91)     (52,115,751)
                                 ------   --------------
NET ASSETS ..................... 100.00%  $1,331,391,783
                                 ======   ==============

-------------------------------------------------------------------------------
1    Non-income producing security.
2    Securities on loan.
3 144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 1.01% of net assets at period end.
4 Represents security purchased with cash collateral received for securities on loan.
5    Aggregate cost for federal tax purposes is $1,447,811,944.

Abbreviations:
ADR--American Depository Receipt
GDR--Global Depository Receipt


SECTOR DIVERSIFICATION (Unaudited)
 As of October 31, 2001
 (percentages are based on net assets in the Portfolio)
------------------------------------------------------
   Financials ................................  23.84%
   Health Care ...............................  11.45
   Energy ....................................  10.46
   Cash Equivalents ..........................   9.67
   Industrials ...............................   8.97
   Consumer Staples ..........................   7.89
   Telecommunications Services ...............   7.70
   Consumer Discretionary ....................   7.29
   Utilities .................................   6.22
   Materials .................................   5.40
   Information Technology ....................   1.11
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                                 OCTOBER 31, 2001

ASSETS
   Investments in unaffiliated issuers, at value (cost $1,256,225,736) ........   $ 1,207,938,599
   Investments in affiliated investment companies, at value (cost $175,568,935)       175,568,935
                                                                                  ---------------
Total investments, at value ...................................................     1,383,507,534
   Cash 1 .....................................................................        35,741,278
   Receivable for securities sold .............................................         8,536,348
   Unrealized appreciation on forward foreign currency contracts ..............         2,418,363
   Dividend and interest receivable ...........................................         1,201,959
   Receivable for foreign taxes withheld ......................................         4,852,589
   Receivable for shares of beneficial interest subscribed ....................           300,996
   Prepaid expenses and other .................................................                34
                                                                                  ---------------
Total assets ..................................................................     1,436,559,101
                                                                                  ---------------
LIABILITIES
   Payable for options written, at value (premiums received $2,591,911) .......         2,293,758
   Payable for securities purchased ...........................................        13,419,912
   Payable for collateral under securities lending agreements .................        86,568,935
   Payable for shares of beneficial interest redeemed .........................            15,370
   Unrealized depreciation on forward foreign currency contracts ..............         1,382,490
   Variation margin payable on futures contracts ..............................           652,792
   Due to advisor .............................................................           804,755
   Accrued expenses and other .................................................            29,306
                                                                                  ---------------
Total liabilities .............................................................       105,167,318
                                                                                  ---------------
NET ASSETS ....................................................................   $ 1,331,391,783
                                                                                  ===============
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................................   $ 1,378,469,889
   Net unrealized depreciation on investments and foreign currencies ..........       (47,078,106)
                                                                                  ---------------
NET ASSETS ....................................................................   $ 1,331,391,783
                                                                                  ===============

--------------------------------------------------------------------------------
1 Includes foreign cash of $34,949,991 with a cost of $35,265,175. At October 31, 2001, $3,345,794 was pledged to cover margin requirements for open futures contracts.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       22

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                                   FOR THE YEAR ENDED
                                                                                     OCTOBER 31, 2001

INVESTMENT INCOME
   Dividends from unaffiliated issuers (net of foreign withholding tax of $3,322,424)   $  30,361,314
   Dividends from affiliated investment companies ...................................       5,837,301
   Securities lending income ........................................................       1,980,382
   Interest income ..................................................................         398,417
                                                                                        -------------
TOTAL INVESTMENT INCOME .............................................................      38,577,414
                                                                                        -------------
EXPENSES
   Advisory fees ....................................................................      14,146,440
   Administration and services fees .................................................       3,301,100
   Professional fees ................................................................          46,915
   Trustees fees ....................................................................          10,009
   Miscellaneous ....................................................................         213,443
                                                                                        -------------
Total expenses ......................................................................      17,717,907
Less: fee waivers and/or expenses reimbursements ....................................      (2,247,091)
                                                                                        -------------
Net expenses ........................................................................      15,470,816
                                                                                        -------------
NET INVESTMENT INCOME ...............................................................      23,106,598
                                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ........................................................    (409,677,187)
     Option transactions ............................................................     (43,521,427)
     Foreign futures transactions ...................................................      (4,125,183)
     Foreign currency transactions ..................................................      (8,807,693)
     Forward foreign currency transactions ..........................................       2,169,898
   Net change in unrealized appreciation/depreciation on investments and
     foreign currencies .............................................................    (209,414,139)
                                                                                        -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ..............    (673,375,731)
                                                                                        -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..........................................   $(650,269,133)
                                                                                        =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       23

International Equity Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE YEARS ENDED OCTOBER 31,
                                                                   2001               2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ............................   $    23,106,598    $    26,547,219
   Net realized gain (loss) from investment
     and foreign currency transactions ..............      (463,961,592)       400,117,754
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies .............................      (209,414,139)      (327,798,168)
                                                        ---------------    ---------------
Net increase (decrease) in net assets from operations      (650,269,133)        98,866,805
                                                        ---------------    ---------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ...................     3,919,953,801      6,227,652,526
   Value of capital withdrawn .......................    (4,899,612,532)    (6,382,560,518)
                                                        ---------------    ---------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest .................      (979,658,731)      (154,907,992)
                                                        ---------------    ---------------
TOTAL DECREASE IN NET ASSETS ........................    (1,629,927,864)       (56,041,187)
NET ASSETS
   Beginning of year ................................     2,961,319,647      3,017,360,834
                                                        ---------------    ---------------
   End of year ......................................   $ 1,331,391,783    $ 2,961,319,647
                                                        ===============    ===============


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       24

International Equity Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           FOR THE
                                                                            PERIOD
                                                       FOR THE YEARS  OCT. 1, 1999                       FOR THE YEARS
                                                   ENDED OCTOBER 31,   TO OCT. 31,                 ENDED SEPTEMBER 30,
                                                   2001         2000        1999 1         1999        1998       1997
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) .. $1,331,392   $2,961,320    $3,017,361   $2,897,856  $1,832,252   $572,405
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ..................       1.05%        0.74%        (0.13)% 2     1.00%       1.52%      1.35%
     Expenses after waivers
        and/or reimbursements ..............       0.70%        0.70%          0.70% 2      0.70%       0.66%      0.65%
     Expenses before waivers
        and/or reimbursements ..............       0.80%        0.80%         0.83% 2      0.80%       0.81%      0.82%
   Portfolio turnover rate .................        137%         140%            5%         106%         65%        63%

--------------------------------------------------------------------------------
1 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
2    Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       25

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The International Equity Portfolio (the 'Portfolio') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Portfolio was organized as an unincorporated trust under the laws of New York and began operations on August 4, 1992.

B. VALUATION OF SECURITIES
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

E. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

F. OPTION CONTRACTS
The Portfolio may enter into option contracts upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

When the Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently 'marked-to-market' to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security the Portfolio purchases upon exercise of the option.

--------------------------------------------------------------------------------
                                       26

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

G. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required in the financial statements.

I. SECURITIES LENDING
The Portfolio may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Portfolio receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

J. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.



NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
The Portfolio has entered into an Advisory Agreement with Deutsche Asset Management, Inc. ('DeAM, Inc.'). Under this agreement, the Portfolio pays DeAM, Inc. a fee computed daily and paid monthly at an annual rate of 0.65% of the Portfolio's average daily net assets. Prior to March 8, 2001, Bankers Trust served as the investment advisor to the Portfolio pursuant to an Advisory Agreement.

The Portfolio has entered into an Administration and Services Agreement with InvestmentCompany CapitalCorp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets. Prior to July 1, 2001,Bankers Trust served as administrator to the Portfolio. Bankers Trust continues to serve as custodian to the Portfolio.

The Portfolio may invest in Cash Management Fund Institutional ('Cash Management'), an open-end management investment company managed by DeAM, Inc. Prior to April 30, 2001, Cash Management was managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by DeAM, Inc. DeAM, Inc. waives its advisory fee on the Portfolio assets invested in Cash Management in an amount equal to the advisory fee it receives for Cash Management.

Deutsche Bank AG is also the securities lending agent for the Portfolio. The Portfolio used cash collateral from its securities lending transactions described in Note 1 I to purchase shares of an affiliated fund and may pay fees generated from those transactions to Deutsche Bank AG. For the year ended October 31, 2001, Deutsche Bank AG has been compensated approximately $659,961 for these services.

For the year ended October 31, 2001, affiliates of Deutsche Bank AGreceived $62,305 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

--------------------------------------------------------------------------------
                                       27

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2001, were $2,795,752,012 and $3,783,081,634, respectively.

For Federal income tax purposes, the tax basis of investments held at October 31, 2001, was $1,447,811,944. The aggregate gross unrealized appreciation for all investments at October 31, 2001, was $65,137,752 and the aggregate gross unrealized depreciation for all investments was $129,442,162.

NOTE 4--LINE OF CREDIT AGREEMENT
The Portfolio is a participant with other affiliated entities in a revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the year ended October 31, 2001.

NOTE 5--FUTURES CONTRACTS
A summary of obligations under these financial instruments at October 31, 2001 is as follows:

Type of                                          Unrealized
Future    Expiration    Contracts   Position   Appreciation
------    ----------    ---------   --------   ------------
TSE Topix
  Index     December
  Futures       2001          761       Long       $626,538

At October 31, 2001, the Portfolio has sufficient cash on deposit with a broker to cover margin requirements on open futures contracts.

NOTE 6--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
On October 31, 2001 the Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                               Unrealized
                                                                                                            Appreciation/
                                                                                             Contract        Depreciation
Contracts to Deliver                            In Exchange For   Settlement Date          Value (US$)              (US$)
-------------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------------
Australian Dollar   3,181,000  US Dollar            $ 1,598,771           11/2/01         $ 1,605,129          $  (6,358)
Euro                6,266,000  US Dollar              5,633,134           11/2/01           5,643,567            (10,433)
Japanese Yen    6,229,664,000  US Dollar             50,750,000           11/9/01          50,893,869           (143,869)
Japanese Yen    6,234,130,000  US Dollar             50,750,000           11/9/01          50,930,354           (180,354)
Euro               56,500,000  British Pound  (pound)35,113,056           11/9/01          50,887,573           (440,981)
Euro               56,500,000  British Pound  (pound)35,146,955           11/9/01          50,887,573            461,537
-------------------------------------------------------------------------------------------------------------------------
                                                                                          Total Sales         $ (320,458)
-------------------------------------------------------------------------------------------------------------------------
Contracts to Receive
-------------------------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------------------------
Canadian Dollar    79,976,925  US Dollar            $50,750,000           11/9/01         $50,407,743         $ (342,257)
Euro               56,631,460  US Dollar             50,750,000           11/9/01          51,005,974            255,974
British Pound      35,610,287  US Dollar             50,750,000           11/9/01          51,788,467          1,038,467
Japanese Yen      638,704,000  US Dollar              5,241,724           11/1/01           5,217,957            (23,767)
Japanese Yen      229,390,000  US Dollar              1,871,960           11/2/01           1,874,025              2,065
Japanese Yen    6,234,130,000  US Dollar             50,888,780           11/9/01          50,930,354             41,574
British Pound      35,113,056  Euro                 e56,500,000           11/9/01          51,065,338            618,746
British Pound      35,146,955  Euro                 e56,500,000           11/9/01          51,114,638           (234,471)
-------------------------------------------------------------------------------------------------------------------------
                                                                                      Total Purchases         $1,356,331
-------------------------------------------------------------------------------------------------------------------------
                                                                    Total Net Unrealized Appreciation         $1,035,873
-------------------------------------------------------------------------------------------------------------------------

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                                       28

International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 7--CALL AND PUT WRITTEN OPTIONS

Call and Put Options written and related premiums received during the period were as follows:

                                                             Calls--Actual                           Puts--Actual
-----------------------------------------------------------------------------------------------------------------
                                           Contracts              Premiums           Contracts           Premiums
-----------------------------------------------------------------------------------------------------------------
Options Outstanding, October 31, 2000             --           $        --              66,500        $ 1,323,350
Options Written                              327,986             7,117,867             742,500          7,023,014
Options Closed                              (178,756)           (2,090,005)            (65,750)        (2,317,688)
Options Expired                             (138,083)           (2,661,789)           (692,500)        (5,802,838)
Options Exercised                                 --                    --                  --                 --
-----------------------------------------------------------------------------------------------------------------
Options Outstanding, October 31, 2001         11,147           $ 2,366,073              50,750          $ 225,838
-----------------------------------------------------------------------------------------------------------------

Written options outstanding at October 31, 2001:

                                                              Number of            Expiration
Description                                       Type        Contracts                  Date               Value
-----------------------------------------------------------------------------------------------------------------
Fast Retailing
  (Strike Price of 164.45 and Expiration 1/02)    Call               55          January 2002          $  425,341
Grupo Televisa SA
  (Strike Price of 32.96 and Expiration 1/02)     Call            2,300          January 2002             425,500
Japanese Yen Currency Option
  (Strike Price of 124.10 and Expiration 11/01)    Put           50,750         November 2001             119,263
JGC Corp.
  (Strike Price of 941.96 and Expiration 1/02)    Call              892          January 2002             363,130
Philips Electronics
  (Strike Price of 28.23 and Expiration 1/02)     Call            7,900          January 2002             960,524
-----------------------------------------------------------------------------------------------------------------
                                                                 61,897                                $2,293,758
-----------------------------------------------------------------------------------------------------------------


NOTE 8--LENDING OF PORTFOLIO SECURITIES
The Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% of the current market value of the loaned securities for domestic and international securities, respectively.

At October 31, 2001,

        Market Value     Market Value    % of Portfolio
of Loaned Securities    of Collateral           on Loan
--------------------    -------------    --------------
         $83,462,611      $86,568,935              6.27


NOTE 9--RISKS OF INVESTING IN
        FOREIGN SECURITIES
The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Fund invests in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States.

--------------------------------------------------------------------------------
                                       29

International Equity Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial Interest of International Equity
Portfolio:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (hereafter referred to as the 'Portfolio') at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 7, 2001

--------------------------------------------------------------------------------
                                       30

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


International Equity Fund
  Institutional Class I                                   CUSIP #055924856
  Institutional Class II                                  CUSIP #055924849
                                                          1699/1700ANN (10/01)
                                                          Printed 12/01
Distributed by:
ICC Distributors, Inc.